                                                                    EXHIBIT 10.5

                        HUGHES ELECTRONICS CORPORATION

                         AMENDMENT AGREEMENT REGARDING
               REVOLVING CREDIT AGREEMENT (MULTI-YEAR FACILITY)

          This AMENDMENT AGREEMENT REGARDING REVOLVING CREDIT AGREEMENT (MULTI-YEAR FACILITY) (this "Amendment") is dated as of November 24, 1999 and entered into by and among HUGHES ELECTRONICS CORPORATION (formerly known as HUGHES NETWORK SYSTEMS, INC.), a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Banks"), BANK OF AMERICA, N.A., as the administrative agent for the Banks (in such capacity the "Administrative Agent"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK as syndication agent (the "Syndication Agent") and CITICORP USA, INC. and THE CHASE MANHATTAN BANK as documentation agents (in such capacity the "Documentation Agents") and is made with reference to that certain Credit Agreement (Multi-Year Facility) dated as of December 5, 1997, by and among the Borrower, the lending institutions identified therein, the Administrative Agent, the Syndication Agent and the Documentation Agents (the "Original Agreement"); and as amended by that certain First Amendment to Revolving Credit Agreement (Multi-Year Facility) dated as of December 15, 1998 by and among the Borrower, the lending institutions identified therein, the Administrative Agent, the Syndication Agent and the Documentation Agents (the "First Amendment"; the Original Agreement, as amended by the First Amendment, the "Existing Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Existing Agreement.

                                    RECITAL

          WHEREAS, Borrower and Banks desire, subject to the terms and conditions hereinafter set forth, to amend and restate the Existing Agreement (together with all schedules and exhibits thereto) in its entirety in the form of the Amended and Restated Credit Agreement:

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

  1.      AMENDMENT AND RESTATEMENT OF EXISTING AGREEMENT

          1.1  Amendment and Restatement of Existing Agreement.  On the Amended
               -----------------------------------------------
and Restated Credit Agreement Effective Date (as defined below), the Existing Agreement (including all schedules and exhibits thereto) shall be and is hereby amended and restated to read in its entirety as set forth in Annex A hereto (as
                                                             -------
set forth in such Annex A, the "Amended and Restated Credit Agreement"), and as
                  -------
so amended and restated is hereby ratified, approved and confirmed in each and every respect. The rights and obligations of the parties to the Existing Agreement with respect to the period prior to the Amendment Effective Date shall not be affected by such amendment and restatement.

  2.      CONDITIONS TO EFFECTIVENESS

          The amendments and modifications referred to in Section 1 of this Amendment Agreement shall become effective only upon the satisfaction on or prior to December 10, 1999 of all of the following conditions precedent and the conditions set forth in Section 5D hereof (the date of satisfaction of such conditions being referred to herein as the "Amended and Restated Credit Agreement Effective Date")

          (A) On or before the Amended and Restated Credit Agreement Effective Date, Borrower shall deliver to the Banks (or to the Administrative Agent for the Banks with sufficient originally executed copies, where appropriate, for each Bank and its counsel) the following, each, unless otherwise noted, dated the Amended and Restated Credit Agreement Effective Date:

          (1) A favorable written opinion, dated the Amended and Restated Credit Agreement Effective Date, of the General Counsel or Assistant General Counsel of Borrower in the form set out in Exhibit 1 hereto;

          (2) Certificate of the Secretary or an Assistant Secretary of Borrower dated the Amended and Restated Credit Agreement Effective Date as to
(i) the resolution of the Board of Directors of Borrower or its Executive Committee in connection with this Agreement, and (ii) the incumbency and signatures of the person authorized to execute and deliver this Agreement and any other instrument, document or other agreement required hereunder on the Amended and Restated Credit Agreement Effective Date; and

          (3) A certificate, signed by the treasurer or an assistant treasurer of Borrower dated the Amended and Restated Credit Agreement Effective Date certifying: (i) that since June 30, 1999, there has been no change in the financial condition, business, operations or properties of Borrower and its Subsidiaries taken as a whole which constitutes a Material Change; and (ii) that no event has occurred and is continuing which constitutes or would constitute an Event of Default or an Unmatured Event of Default.

          (4) Copies of this Amendment executed by Borrower and Banks constituting the Majority Banks.

          (B) All fees and other amounts then due to the Administrative Agent, Syndication Agent, Documentation Agent, Arranger and any Bank through the Amended and Restated Credit Agreement Effective Date (including Banks having no Commitment on and after the Amended and Restated Credit Agreement Effective
Date) by Borrower shall have been received by such person.

          (C) On or before the Amended and Restated Credit Agreement Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto shall be satisfactory in form and substance to the Administrative Agent and such counsel, and the Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as the Administrative Agent may reasonably request.

  3.      BORROWER'S REPRESENTATIONS AND WARRANTIES

          In order to induce Banks to enter into this Amendment and to amend the Existing Agreement in the manner provided herein, Borrower represents and warrants to each Bank that the following statements are true, correct and complete:

          (A)  Corporate Power and Authority.  Borrower has all requisite
               -----------------------------
corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Existing Agreement as amended by this Amendment (the "Amended Agreement").

          (B)  Authorization of Agreements.  The execution and delivery of this
               ---------------------------
Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Borrower.

          (C)  No Contravention.  There is no charter, by-law, or capital stock
               ----------------
provision of Borrower and no provision of any indenture or material agreement, written or oral, to which Borrower is a party or under which Borrower is obligated, nor is there any statute, rule or regulation, or any judgment, decree or order of any court or agency binding on Borrower which would be contravened by the execution, delivery and performance of any provision, condition, covenant or other term of this Amendment or the Amended Agreement.

          (D)  Binding Obligation.  This Amendment and the Amended Agreement
               ------------------
are the legal, valid and binding obligation of Borrower, enforceable against it in accordance with their terms, and any instrument or agreement required hereunder or by the Amended Agreement, when executed and delivered, will be similarly valid, binding and enforceable.

          (E)  Incorporation of Representations and Warranties From Credit
               -----------------------------------------------------------
Agreement. The representations and warranties contained in Section 6 (excluding
----------
Section 6.6) of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Amended and Restated Credit Agreement Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          (F)  Absence of Default.  No event has occurred and is continuing or
               ------------------
will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Unmatured Event of Default.

     4.   MISCELLANEOUS

          (A)  Reference to and Effect on the Credit Agreement and the Other
               -------------------------------------------------------------
Loan Documents.
---------------

          (i) On and after the Amended and Restated Credit Agreement Effective Date, each reference in the Existing Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Existing Agreement, and each reference in the other documents entered pursuant to the Existing Agreement to the "Credit Agreement", "thereunder",

"thereof" or words of like import referring to the Existing Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Existing Agreement and the other documents entered pursuant to the Existing Agreement shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Bank under, the Credit Agreement or any of the other Loan Documents.

          (B)  Headings.  Section and subsection headings in this Amendment are
               --------
included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          (C)  California Law.  The interpretation, enforcement and effect of
               --------------
this Agreement, the Loans and any agreements, contracts, indentures, documents or instruments delivered in accordance herewith, shall be governed and controlled in all respects by and construed according to the substantive laws of the State of California, to the jurisdiction of whose courts the parties hereto hereby agree to submit.

          (D)  Counterparts; Effectiveness.  This Amendment may be executed in
               ---------------------------
any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by Borrower and the Majority Banks and receipt by Borrower and the Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.


                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto in Los Angeles, California as of the date first hereinabove written.


                                                  HUGHES ELECTRONICS
                                                  CORPORATION (formerly known as
                                                  HUGHES NETWORK SYSTEMS, INC.)


                                                  By:___________________________
                                                  Name:
                                                  Title:


                                              (Amendment to Amended and Restated
                                        Revolving Credit Agreement (Multi-Year))

                                   BANK OF AMERICA, N.A., as
                                   Administrative Agent



                                   By:
                                   Name:
                                   Title:

                                              (Amendment to Amended and Restated
                                        Revolving Credit Agreement (Multi-Year))

                                   MORGAN GUARANTY TRUST
                                   COMPANY OF NEW YORK, as
                                   Syndication Agent and a Bank


                                   By:_____________________________________
                                   Name:
                                   Title:

                                              (Amendment to Amended and Restated
                                        Revolving Credit Agreement (Multi-Year))

                                   THE CHASE MANHATTAN BANK, as
                                   Documentation Agent, and a Bank



                                   By:__________________________________
                                   Name:
                                   Title:

                                              (Amendment to Amended and Restated
                                        Revolving Credit Agreement (Multi-Year))

                                   CITICORP USA, INC., as Documentation
                                   Agent and a Bank



                                   By:__________________________________
                                   Name:
                                   Title:

                                              (Amendment to Amended and Restated
                                        Revolving Credit Agreement (Multi-Year))

                                   ALLFIRST BANK



                                   By:__________________________________
                                   Name:
                                   Title:

                                              (Amendment to Amended and Restated
                                        Revolving Credit Agreement (Multi-Year))

                                   BANCA DI ROMA - SAN FRANCISCO



                                   By:__________________________________
                                   Name:
                                   Title:

                                              (Amendment to Amended and Restated
                                        Revolving Credit Agreement (Multi-Year))

                                   BANK OF AMERICA, N.A., as a Bank



                                   By:__________________________________
                                   Name:
                                   Title:

                                              (Amendment to Amended and Restated
                                        Revolving Credit Agreement (Multi-Year))

                                   THE BANK OF NEW YORK

                                   By:__________________________________
                                   Name:
                                   Title:

                                              (Amendment to Amended and Restated
                                        Revolving Credit Agreement (Multi-Year))

                                   BANK ONE, NA


                                   By:__________________________________
                                   Name:
                                   Title:

                                              (Amendment to Amended and Restated
                                        Revolving Credit Agreement (Multi-Year))

                                   CIBC INC.


                                   By:_____________________________________
                                   Name:
                                   Title:

                                              (Amendment to Amended and Restated
                                        Revolving Credit Agreement (Multi-Year))

                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By:_____________________________________
                                   Name:
                                   Title:

                                              (Amendment to Amended and Restated
                                        Revolving Credit Agreement (Multi-Year))

                                   CREDIT SUISSE FIRST BOSTON



                                   By:_____________________________________
                                   Name:
                                   Title:


                                   By:_____________________________________
                                   Name:
                                   Title:

                                              (Amendment to Amended and Restated
                                        Revolving Credit Agreement (Multi-Year))

                                   DEUTSCHE BANK AG NEW YORK
                                   AND/OR CAYMAN ISLANDS
                                   BRANCHES



                                   By:_____________________________________
                                   Name:
                                   Title:


                                   By:_____________________________________
                                   Name:
                                   Title:

                                              (Amendment to Amended and Restated
                                        Revolving Credit Agreement (Multi-Year))

                                   THE FUJI BANK, LIMITED



                                   By:_____________________________________
                                   Name:
                                   Title:

                                              (Amendment to Amended and Restated
                                        Revolving Credit Agreement (Multi-Year))

                                   THE INDUSTRIAL BANK OF JAPAN,
                                   LIMITED LOS ANGELES AGENCY



                                   By:_____________________________________
                                   Name:
                                   Title:

                                              (Amendment to Amended and Restated
                                        Revolving Credit Agreement (Multi-Year))

                                   MERCANTILE BANK, NA



                                   By:_____________________________________
                                   Name:
                                   Title:

                                              (Amendment to Amended and Restated
                                        Revolving Credit Agreement (Multi-Year))

                                   THE MITSUBISHI TRUST AND
                                   BANKING CORPORATION, NEW YORK
                                   BRANCH



                                   By:_____________________________________
                                   Name:
                                   Title:

                                              (Amendment to Amended and Restated
                                        Revolving Credit Agreement (Multi-Year))

                                   SANPAOLO IMI SpA



                                   By:_____________________________________
                                   Name:
                                   Title:

                                              (Amendment to Amended and Restated
                                        Revolving Credit Agreement (Multi-Year))

                                   THE TORONTO-DOMINION BANK



                                   By:_____________________________________
                                   Name:
                                   Title:

                                              (Amendment to Amended and Restated
                                        Revolving Credit Agreement (Multi-Year))

                                   UNION BANK OF CALIFORNIA, N.A.



                                   By:_____________________________________
                                   Name:
                                   Title:

                                              (Amendment to Amended and Restated
                                        Revolving Credit Agreement (Multi-Year))

                                   WESTDEUTSCHE LANDESBANK
                                   GIROZENTRALE, NEW YORK BRANCH



                                   By:_____________________________________
                                   Name:
                                   Title:


                                   By:_____________________________________
                                   Name:
                                   Title:

                                              (Amendment to Amended and Restated
                                        Revolving Credit Agreement (Multi-Year))

                                   BANK HAPOALIM B.M.



                                   By:_____________________________________
                                   Name:
                                   Title:

                                              (Amendment to Amended and Restated
                                        Revolving Credit Agreement (Multi-Year))

                                   BANKERS TRUST COMPANY



                                   By:_____________________________________
                                   Name:
                                   Title:

                                              (Amendment to Amended and Restated
                                        Revolving Credit Agreement (Multi-Year))

                                   EXHIBIT 1

                              OPINION OF COUNSEL


     [_________, __], 1999



To: The Banks listed on Schedule A hereto; Bank of America, N.A., as Administrative Agent;
     Morgan Guaranty Trust Company of New
     York, as Syndication Agent; and Citicorp
     USA, Inc. and The Chase Manhattan Bank as
     Documentation Agents

     Re:  Hughes Electronics Corporation
          Amended and Restated Revolving
          Credit Agreement (Multi-Year
          Facility)


Ladies and Gentlemen:

     I am the Assistant General Counsel of Hughes Electronics Corporation, a Delaware corporation (the "Borrower"), in connection with the Amended and Restated Revolving Credit Agreement (Multi-Year Facility) dated as of November 24, 1999 (the "Credit Agreement") by and among Borrower, the banks named therein (the "Banks"), Bank of America, N.A., as administrative agent for the Banks (in such capacity "Administrative Agent"), Morgan Guaranty Trust Company of New York, as Syndication Agent and Citicorp USA, Inc. and The Chase Manhattan Bank as Documentation Agents; which Credit Agreement is being implemented pursuant to the Amendment Agreement Regarding Revolving Credit Agreement (Multi-Year Facility) dated as of November 24, 1999 among the Borrower, Banks constituting the Majority Banks, the Administrative Agent, the Syndication Agent and the Documentation Agents (the "Amendment Agreement"). Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement. This opinion is rendered to you pursuant to Section 2(A)(1) of the Amendment Agreement.

     As Assistant General Counsel to Borrower, I have caused to be made such legal and factual examinations and inquiries, including an examination of originals or copies, certified or otherwise identified to my satisfaction as authentic, of such corporate records, agreements, instruments and other documents as I have deemed necessary or appropriate for the purposes of this opinion. I have caused to be obtained such certificates and other assurances (copies of which have been delivered to you) from public officials and officers and other employees of Borrower as I considered necessary or appropriate for the purpose of rendering this opinion. I have assumed the genuineness of all signatures (except that of Borrower), the authenticity of all documents submitted to me as originals, and the conformity with the originals of all documents submitted to me as copies.

     Subject to the limitations herein set forth, I am opining herein as to the effect on the subject transaction only of United States federal law, the laws of the State of California and the General Corporation Law of the State of Delaware. I am licensed to practice law in the State of California. I assume no responsibility as to the applicability to the subject transaction or the effect thereon of the laws of any other jurisdiction.

     Based upon the foregoing and in reliance thereon, and subject to the qualifications, limitations and assumptions set forth herein, I am of the opinion that, as of the date hereof:

     1. Borrower has been duly incorporated, and is validly existing in good standing under the laws of the State of Delaware with corporate power to own its properties and assets, to enter into the Amendment Agreement and the Credit Agreement, and to perform its obligations under the Amendment Agreement and the Credit Agreement.

     2. The execution, delivery and performance of the Amendment Agreement and the Credit Agreement by Borrower have been duly authorized by all necessary corporate action on the part of Borrower, the Amendment Agreement has been duly executed and delivered by Borrower, and the Amendment Agreement and the Credit Agreement constitute the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

     3. To my knowledge, after causing to be conducted such legal and factual examination and inquiries and causing to be conducted such discussions with and obtaining such certificates or other confirmations from officers and other employees of Borrower as I considered appropriate in the circumstances, no consent, permission, authorization, order or license of any United States federal or California governmental authority is necessary in connection with the execution and delivery of the Credit Agreement by Borrower and Borrower's performance of its obligations under the Credit Agreement.

     4. There is no provision of the Certificate of Incorporation or the By-laws of Borrower which would be contravened by the execution and delivery of the Amendment

Agreement by Borrower or by the performance by Borrower of its obligations under the Amendment Agreement and the Credit Agreement.

     5. To my knowledge, after causing to be conducted such legal and factual examination and inquiries and causing to be conducted such discussions with and obtaining such certificates or other confirmations from officers and other employees of Borrower as I considered appropriate in the circumstances, no consent or approval of any trustee or holder of any material indebtedness of Borrower is necessary in connection with the execution and delivery of the Amendment Agreement by Borrower and Borrower's performance of its obligations under the Amendment Agreement and the Credit Agreement.

     6. There is no provision of any indenture or material agreement for borrowed money to which Borrower is a party or under which Borrower is obligated, and of which I am aware, after causing to be conducted such legal and factual examinations and inquiries and causing to be conducted such discussion with and obtaining such certificates or other confirmations from officers and other employees of Borrower as I considered appropriate in the circumstances, which would be contravened by the execution and delivery of the Amendment Agreement and the Notes by Borrower or by the performance by Borrower of its obligations under the Amendment Agreement and the Credit Agreement.

     The opinion expressed in paragraph 6 is subject to the following limitations, qualifications, exceptions and assumptions:

     (a) the enforcement of the Amendment Agreement, the Credit Agreement, and the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws or by equitable principles relating to or limiting the rights of creditors generally;

     (b) the use of the term enforceable shall not imply any opinion as to the availability of equitable remedies;

     (c) I advise you that a California court may not strictly enforce certain covenants contained in the Amendment Agreement and the Credit Agreement or allow acceleration of the maturity of the indebtedness thereunder if it concludes that such enforcement or acceleration would be unreasonable under the then existing circumstances. I do believe, however, that subject to the limitations expressed elsewhere in this opinion, enforcement or acceleration would be available if an Event of Default occurs as a result of a material breach of a material covenant contained in the Credit Agreement;

     (d) The effect of California court decisions, invoking statutes or principles of equity, which have held that certain covenants and provisions of agreements are unenforceable where (i) the breach of such covenants or provisions imposes restrictions or burdens upon the debtor, including the acceleration of indebtedness due under debt instruments, and it cannot be demonstrated that the enforcement of such restrictions or burdens is reasonably necessary for the protection of the creditor, or (ii) the creditor's enforcement of such covenants or provisions under the circumstances would violate the creditor's implied covenant of good faith and fair dealing;

     (e) The unenforceability under certain circumstances, under California or federal law or court decisions, of provisions expressly or by implication waiving broadly or vaguely stated rights, unknown future rights, defenses to obligations or rights granted by law, where such waivers are against public policy or prohibited by law;

     (f) The unenforceability under certain circumstances of provisions to the effect that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to or with any other right or remedy, that election of a particular remedy or remedies does not preclude recourse to one or more other remedies or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy;

     (g) The effect of Section 1717 of the California Civil Code, which provides that, where a contract permits one party to the contract to recover attorneys' fees, the prevailing party in any action to enforce any provision of the contract shall be entitled to recover its reasonable attorneys' fees;

     (h) The unenforceability under certain circumstances of provisions indemnifying a party against liability for its own wrongful or negligent acts or where such indemnification is contrary to public policy or prohibited by law; and

     (i) The enforceability under certain circumstances of provisions imposing penalties, forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default.

     To the extent that the obligations of Borrower may be dependent upon such matters, I assume for purposes of this opinion that each of the Banks is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization; that each of the Banks is duly qualified to engage in the transaction covered by this opinion; that the Amendment Agreement has been duly authorized, executed and delivered by each of the Banks and that the Amendment Agreement and the Credit Agreement constitute the valid and binding obligation of each of the Banks, enforceable in accordance with its terms; and that each of the Banks has the requisite corporate or organizational and legal power and authority to own its properties, to carry on its business as now being conducted and to perform its obligations under the Amendment Agreement and the Credit Agreement, including without limitation, to make the loans under the Credit Agreement. I am not expressing any opinion as to the effect of or the compliance by any Bank with any state or federal laws or regulations applicable to the transactions because of the nature of its respective business.

     This opinion is rendered to the Banks and Administrative Agent as of the date hereof in connection with the above transaction, and may not be relied upon by any person other than the Administrative Agent and the Banks and their permitted assignees, or by them in any other context, and may not be furnished to, quoted to or relied upon by any other person, firm or corporation for any purpose without my prior written consent; provided that each Bank and its
                                          --------
permitted assignees may provide this opinion (i) to bank examiners and other regulatory authorities should they so request or in connection with their normal examination, (ii) to the independent auditors and attorneys of such Bank, (iii) pursuant to order or legal process of any court or governmental agency, (iv) in connection with any legal action to which the Bank is a party arising out of the transactions contemplated by the Amendment Agreement and the Credit Agreement, or (v) in connection with the assignment of or sale of participations in the Loans.



                                        Very truly yours,

                       SCHEDULE A TO OPINION OF COUNSEL


     Bankers Trust Company

     Credit Suisse First Boston

     The Long-Term Credit Bank of Japan, Ltd., Los Angeles Agency

     The Mitsubishi Trust & Banking Corporation, New York Branch

     NationsBank of Texas, N.A.

     The Toronto-Dominion Bank

     Banca di Roma - San Francisco Branch

     The Bank of New York

     CIBC Inc.

     Credit Lyonnais New York Branch

     Deutsche Bank AG New York and/or Cayman Islands Branches

     The First National Bank of Chicago

     First National Bank of Maryland

     The Fuji Bank, Limited, Los Angeles Agency

     The Industrial Bank of Japan, Limited, Los Angeles Agency

     Istituto Bancario San Paolo di Torino SpA

     Union Bank of California